UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2026

Esperion Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35986	26-1870780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3891 Ranchero Drive, Suite 150 Ann Arbor, Michigan	48108
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (734) 887-3903

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ESPR	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed, on May 1, 2026, Esperion Therapeutics, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Essence Parent Inc., a Delaware corporation (“Parent”), and Essence MergerCo Inc., a Delaware corporation and wholly owned subsidiary of Parent (“MergerCo”), which provides for the merger of MergerCo with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Parent (the “Merger”).

On July 13, 2026, on the terms and subject to the conditions set forth in the Merger Agreement and pursuant to and in accordance with the applicable provisions of the Delaware General Corporation Law (the “DGCL”), the Merger was consummated. At the effective time of the Merger (the “Effective Time”), the separate corporate existence of MergerCo ceased, and the Company survived the Merger as a wholly owned subsidiary of Parent.

Item 1.01 Entry into a Material Definitive Agreement.

Contingent Value Rights Agreement

On July 13, 2026, pursuant to the Merger Agreement, Parent and the Company entered into a Contingent Value Rights Agreement with the Rights Agent listed therein (the “CVR Agreement”). Each contingent value right (“CVR”) represents the right of the holder to participate in contingent cash payments of up to $100 million in the aggregate, without interest and less any applicable tax withholding, upon the achievement of specified milestones during the applicable milestone periods as set forth in the CVR Agreement, on the terms and subject to the conditions set forth in the Merger Agreement and the CVR Agreement. The right to the contingent cash payments as evidenced by the CVR Agreement is a contractual right only and is not transferable, except in the limited circumstances specified in the CVR Agreement.

The foregoing description of the CVR Agreement does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the CVR Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Supplemental Indenture

On July 13, 2026, the Company, Parent and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), entered into the Second Supplemental Indenture (the “Second Supplemental Indenture”) to the Indenture, dated as of December 17, 2024, between the Company and the Trustee (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of January 27, 2025, between the Company and the Trustee (the “First Supplemental Indenture” and the Base Indenture as supplemented by the First Supplemental Indenture and the Second Supplemental Indenture, the “Indenture”), relating to the Company’s 5.75% Convertible Senior Subordinated Notes due 2030 (the “Notes”).

Pursuant to the terms of the Indenture, the Second Supplemental Indenture was entered into in connection with the consummation of the Merger. The Second Supplemental Indenture provides that, from and after the Effective Time and until the Maturity Date (as defined in the Indenture), each $1,000 principal amount of Notes will be convertible into (i) $1,032.68 in cash and (ii) 326.7974 CVRs, in each case per $1,000 principal amount of Notes so converted; provided that Parent and/or the Company will not be obligated to issue any fractional CVRs.

As a result of the Merger, a Make-Whole Fundamental Change (as defined in the Indenture) will have occurred under the terms of the Indenture. Accordingly, a Holder who converts its Notes in connection with such Make-Whole Fundamental Change will be entitled to receive $1,232.62 in cash (reflecting the requisite increase to the Conversion Rate (as defined in the Indenture) pursuant to Section 14.03 of the Indenture) and 390.0701 CVRs per $1,000 principal amount of Notes so converted; provided that Parent and/or the Company will not be obligated to issue any fractional CVRs.

The foregoing description of the Second Supplemental Indenture does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Indenture. A copy of the Base Indenture was filed as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on December 18, 2024, a copy of the First Supplemental Indenture was filed as Exhibit 10.1 to the Quarterly Report on Form 10-Q, filed on May 8, 2025 and a copy of the Second Supplemental Indenture is filed as Exhibit 4.3 hereto, and the Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture are incorporated herein by reference.

Loan Agreement

On July 13, 2026, the Company entered into that certain loan agreement, by and among MergerCo, as initial borrower, the Company, as successor borrower, Parent, the guarantors party thereto or otherwise party thereto from time to time, BioPharma Credit PLC, a public limited company incorporated under the laws of England and Wales, as collateral agent, and BPCR Limited Partnership, a limited partnership established under the laws of England and Wales, and BioPharma Credit Investments V (Master) LP, a Cayman Islands exempted limited partnership, as lenders and each letter of credit issuer thereunder from time to time party thereto (the “Loan Agreement”).

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement.

On July 13, 2026, in connection with the entry into the Loan Agreement described in Item 1.01 and the consummation of the Merger, the Company repaid in full all indebtedness and other obligations outstanding under, and terminated, that certain Credit Agreement, dated as of December 13, 2024 (as amended by that certain First Amendment to Credit Agreement, dated as of April 2, 2026), by and among the Company, as borrower, GLAS USA LLC, a New Jersey limited liability company, and GLAS AMERICAS LLC, a New York limited liability company, as administrative agent and syndication agent, and the lenders and issuing banks named therein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As described above, at the Effective Time, on the terms and subject to the conditions set forth in the Merger Agreement, (i) Parent completed its previously announced acquisition of the Company, (ii) the Company became a wholly owned subsidiary of Parent and (iii) each share of common stock, par value $0.001 per share, of the Company (“Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares of Common Stock that, immediately prior to the Effective Time, were (a) held by Parent or MergerCo, (b) held by the Company as treasury shares or (c) held by any person who properly exercised appraisal rights under the DGCL) was converted into the right to receive (A) an amount in cash equal to $3.16 per share, without interest (the “Per Share Cash Consideration”), plus (B) one CVR per share, representing the right to participate in contingent payments in cash, without interest, upon the achievement of certain milestones as set forth in the CVR Agreement (the Per Share Cash Consideration together with the CVR, the “Merger Consideration”). Each CVR will entitle the holder to its pro rata share, in cash, of contingent payments of up to an additional $100 million in the aggregate, without interest and less any applicable tax withholding, upon the achievement of specified milestones during the applicable milestone periods as set forth in the CVR Agreement.

In addition, on the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, (i) each restricted stock unit with respect to Common Stock (each, a “Company RSU”) outstanding immediately prior to the Effective Time vested in full (to the extent then-unvested) and was canceled and converted into the right to receive, with respect to each share of Common Stock subject to such Company RSU, a cash payment equal to the Per Share Cash Consideration, plus one CVR, subject to applicable tax withholding, (ii) each in-the-money option to purchase shares of Common Stock (each, a “Company Stock Option”) outstanding immediately prior to the Effective Time vested in full (to the extent then-unvested) and was canceled and converted into the right to receive, with respect to each share of Common Stock issuable upon exercise of such Company Stock Option, a cash payment equal to the excess of the Per Share Cash Consideration over the per share exercise price of such Company Stock Option, plus one CVR, subject to applicable tax withholding, (iii) each Company Stock Option outstanding immediately prior to the Effective Time having a per share exercise price equal to or greater than the Per Share Cash Consideration but less than the Merger Consideration (assuming maximum payout with respect to the CVR component of the Merger Consideration) was canceled and converted into the right to receive one CVR (subject to the reduction mechanics set forth in the CVR Agreement), and (iv) each Company Stock Option outstanding immediately prior to the Effective Time having a per share exercise price equal to or greater than the Merger Consideration (assuming maximum payout with respect to the CVR component of the Merger Consideration) was canceled for no consideration.

The aggregate consideration paid by Parent to complete the Merger was approximately $1.1 billion in cash, plus issuance of the CVRs.  The cash consideration was funded through equity contributions received by Parent and with proceeds from debt financing pursuant to the Loan Agreement.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company's Current Report on Form 8-K on May 1, 2026, the terms of which are incorporated herein by reference. The information in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, on July 13, 2026, the Company (i) notified The Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Merger and (ii) requested that Nasdaq file with the Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration on Form 25 to delist and deregister the shares of Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the shares of Common Stock will no longer be listed on Nasdaq. The Company intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 under the Exchange Act, requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

The information in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03 Material Modification to Rights of Security Holders.

The information in the Introductory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

As a result of the consummation of the Merger, a change of control of the Company occurred and the Company became a wholly owned subsidiary of Parent.

The information in the Introductory Note and in Item 2.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors; Election of Directors.

The information in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Effective upon the consummation of the Merger, in accordance with the Merger Agreement, each of J. Martin Carroll, Sheldon L. Koenig, Robert E. Hoffman, Craig Thompson, Jay P. Shepard and Seth H.Z. Fischer, who constituted the board of directors of the Company immediately prior to the Effective Time, ceased to be directors of the Company, and Justin Bateman and Ankit Pareek, the directors of MergerCo immediately prior to the Effective Time, were elected as directors of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

In connection with the consummation of the Merger, as of the Effective Time, the certificate of incorporation and bylaws of the Company were each amended and restated in their entirety. A copy of the Esperion Therapeutics, Inc. Third Amended and Restated Certificate of Incorporation and the Esperion Therapeutics, Inc. Third Amended and Restated Bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The information in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

2.1*	Agreement and Plan of Merger, dated as of May 1, 2026, by and among Esperion Therapeutics, Inc., Essence Parent Inc. and Essence MergerCo Inc. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Esperion Therapeutics, Inc. on May 1, 2026)

3.1	Esperion Therapeutics, Inc. Third Amended and Restated Certificate of Incorporation

3.2	Esperion Therapeutics, Inc. Third Amended and Restated Bylaws

4.1	Indenture, dated as of December 17, 2024, between Esperion Therapeutics, Inc. and U.S. Bank Trust Company, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Esperion Therapeutics, Inc.’s Current Report on Form 8-K, File No. 001-35986, filed on December 18, 2024)

4.2	First Supplemental Indenture, dated as of January 27, 2025, between Esperion Therapeutics, Inc. and U.S. Bank Trust Company, National Association, as Trustee (incorporated by reference to Exhibit 10.1 to Esperion Therapeutics, Inc.’s Quarterly Report on Form 10-Q, File No. 001-35986, filed on May 8, 2025)

4.3	Second Supplemental Indenture, dated as of July 13, 2026, among Esperion Therapeutics, Inc., Essence Parent Inc. and U.S. Bank Trust Company, National Association, as Trustee

10.1	Contingent Value Rights Agreement, dated as of July 13, 2026, by and among Essence Parent Inc., Esperion Therapeutics, Inc. and Computershare Inc. and Computershare Trust Company, N.A., acting jointly as Rights Agent

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESPERION THERAPEUTICS, INC.

By:	/s/ Sheldon L. Koenig
	Name:	Sheldon L. Koenig
	Title:	President and Chief Executive Officer

Date: July 13, 2026